UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 12, 2025
Date of Report (date of earliest event reported)
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SunCoke Energy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	001-35243 (Commission File Number)	90-0640593 (IRS Employer Identification Number)
1011 Warrenville Road, Suite 600
Lisle,	IL	60532
(Address of principal executive offices and zip code)

(630)	824-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 - Entry into a Material Definitive Agreement.
On November 18, 2025, SunCoke Energy, Inc. (the “Company”) announced that its Haverhill Coke Company LLC subsidiary, located in Franklin Furnace, Ohio, has amended and restated certain existing agreements to supply metallurgical coke to Cleveland-Cliffs Steel LLC, a subsidiary of Cleveland-Cliffs Inc., on terms similar to existing agreements. The foregoing brief description is qualified in its entirety by reference to the amendment and restatement, a copy of which is filed as Exhibit 10.1 to this Current Report to the SEC on Form 8-K.
Item 7.01. Regulation FD Disclosure.
A copy of the press release issued by the Company announcing the amendment and restatement is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 - Financial Statements and Exhibits.

(d): The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Amended and Restated Coke Purchase Agreement by and between Haverhill Coke Company LLC and Cleveland-Cliffs Steel LLC (included herewith)
99.1	SunCoke Energy, Inc. Press Release, dated November 18, 2025 (included herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor Statement
Statements contained in this report, or the exhibits to this report, that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of November, 2025.

SUNCOKE ENERGY, INC.

By:	/s/ Mark W. Marinko
Name:	Mark W. Marinko
Title:	Senior Vice President and Chief Financial Officer